November 4, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 4, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 29, 2008

The second and third paragraphs of the section of the Prospectus entitled “The Fund — Fund Management” are hereby deleted and replaced with the following:

The Fund is managed within the Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are W. David Armstrong, Abigail L. McKenna, Dennis M. Schaney and Sanjay Verma, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been associated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Fund in February 2005. Ms. McKenna has been associated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Fund in April 2003. Mr. Schaney has been associated with the Investment Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October, 2003 to April, 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January, 1998 to October, 2003). Mr. Verma has been associated with the Investment Adviser in an investment management capacity since April 2008 and began managing the Fund in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003-2008.

Mr. Armstrong and Mr. Verma are co-lead managers of the Fund and are responsible for the execution of the overall strategy of the Fund. Members of the team collaborate to manage the assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DINSPT2

November 4, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 4, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated February 29, 2008

The section of the Fund’s Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Other Accounts Managed by the Portfolio Managers” is hereby deleted and replaced with the following:

As of October 31, 2007:

W. David Armstrong managed 17 registered investment companies with a total of approximately $26.8 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (including separate accounts managed under certain “wrap fee” programs) with a total of approximately $390.2 million in assets.

Abigail L. McKenna managed eight registered investment companies with a total of approximately $2.6 billion in assets; eight pooled investment vehicles other than registered investment companies with a total of approximately $661.7 million in assets; and three other accounts (including separate accounts managed under certain “wrap fee” programs) with a total of approximately $1.5 billion in assets.

As of June 30, 2008:

Sanjay Verma did not manage any registered investment companies; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of October 27, 2008:

Dennis M. Schaney managed nine registered investment companies with a total of approximately $826.9 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

***

The section of the Fund’s Statement of Additional Information entitled “V. Investment Advisory and Other Services — G. Fund Management — Securities Ownership of Portfolio Managers ” is hereby deleted and replaced with the following:

As of October 31, 2007, W. David Armstrong and Abigail L. McKenna did not own any shares of the Fund.

As of June 30, 2008, Sanjay Verma did not own any shares of the Fund.

As of October 27, 2008, Dennis M. Schaney did not own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.